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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported) MARCH 15, 1996


                          THE CONTINUUM COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        1-10151                                           74-1609363
(Commission File Number)                       (IRS Employer Identification No.)


9500 ARBORETUM BOULEVARD, AUSTIN, TEXAS                   78759-6399
(Address of principal executive offices)                  (zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   512/345-5700



                          N/A
 (Former name or former address, if changed since last report)





Exhibit Index appears on Page 5.





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On March 15, 1996, pursuant to the Agreement and Plan of Merger dated December 10, 1995, as amended (the "Merger Agreement"), by and among The Continuum Company, Inc., a Delaware corporation ("Continuum"), Continuum Acquisition Corporation, a Delaware corporation ("Continuum Acquisition"), and Hogan Systems, Inc. ("Hogan"), Continuum Acquisition was merged with and into Hogan. Continuum Acquisition was formed by Continuum as its wholly owned subsidiary for the purpose of participating in the merger. As a result of the merger, each share of common stock, $.01 par value, of Hogan (the "Hogan Common Stock") outstanding immediately before the merger was converted into 0.315 of a share of common stock, $.10 par value, of Continuum ("Continuum Common Stock") and the right to receive in cash the value of any fractional share of Continuum Common Stock. The determination of the amount of the consideration was the subject of arm's length negotiations between Continuum and Hogan.

     The merger was accounted for as a pooling of interests.

     Prior to the acquisition taking effect, there were no material relationships between Hogan or its affiliates and Continuum or its affiliates, any director or officer of Continuum or any associate of any such director or officer.

(b) Hogan provides integrated software applications and related consulting services to financial institutions worldwide. It is expected that Hogan will continue such business as a wholly owned subsidiary of Continuum.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

The following audited and unaudited consolidated financial statements of Hogan are hereby incorporated by reference herein:

     (i)    Independent Auditors Report

     (ii) Consolidated Balance Sheets for the Nine Months ended December 31, 1995 (unaudited) and as of March 31, 1995 and 1994

     (iii) Consolidated Statements of Income for the Nine Months ended December 31, 1995 (unaudited) and as of March 31, 1995 and 1994

     (iv)   Notes to Consolidated Financial Statements


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     Such audited consolidated financial statements of Hogan are included in its
Annual Report on Form 10-K for the year ended March 31, 1995, as amended by Form 10-K/A dated July 27, 1995, and such unaudited financial statements of Hogan are included in its Quarterly Report on Form 10-Q for the quarter ended December 31, 1995, both of which reports are incorporated by reference into the Registrant's Form S-4 Registration Statement No. 33-65405.


(b)  Pro Forma Financial Information

     The following unaudited pro forma consolidated financial statements are hereby incorporated by reference herein:

     (i) Unaudited Pro Forma Combined Condensed Statements of Operations for the Nine Months ended December 31, 1995

     (ii) Unaudited Pro Forma Combined Condensed Statements of Operations for the Nine Months ended December 31, 1994

     (iii) Unaudited Pro Forma Combined Condensed Statements of Operations for the Year ended March 31, 1995

     (iv) Unaudited Pro Forma Combined Condensed Statements of Operations for the Year ended March 31, 1994

     (v) Unaudited Pro Forma Combined Condensed Statements of Operations for the Year ended March 31, 1993

     (vi) Unaudited Pro Forma Combined Condensed Balance Sheets as of December 31, 1995

     (vii)  Notes to Pro Forma Combined Condensed Financial Statements

     Such pro forma financial information was included in the Registrant's Form S-4 Registration Statement No. 33-65405.


(c)  Exhibits

     2.1 Agreement and Plan of Merger dated as of December 10, 1995, among the Registrant, Continuum Acquisition Corporation and Hogan, as amended, has been previously filed by the Registrant as Appendix I to the Form S-4 Registration Statement No. 33-65405 and is hereby incorporated by reference herein.

     28.1 Press Release dated March 15, 1996, announcing completion of the merger.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   THE CONTINUUM COMPANY, INC.




March 19, 1996                                 By: JOHN L. WESTERMANN III
                                                   Vice President, Secretary and
                                                   Treasurer





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                               INDEX TO EXHIBITS



EXHIBIT                                                                 PAGE NO.



2.1 Agreement and Plan of Merger dated as of December 10, 1995, among the Registrant, Continuum Acquisition Corporation and Hogan, as amended, has been previously filed by the Registrant as Exhibit 2 to the Form S-4 Registration Statement No. 33-65405 and is hereby incorporated by reference herein.

28.1     Financial News Release dated March 15, 1996,
         announcing completion of the Merger.                                  6




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                                                                    EXHIBIT 28.1



                             FINANCIAL NEWS RELEASE


For Immediate Release: MARCH 15, 1996

Contact:  JOHN L. WESTERMANN III


CONTINUUM ANNOUNCES THE COMPLETION OF THE ACQUISITION OF HOGAN

The Continuum Company, Inc. (NYSE-CNU) today announced that it completed the acquisition of Hogan Systems, Inc. (NASDAQ-HOGN), a Dallas-based software and services company. The Hogan shareholders received 0.315 of a share of Continuum common stock for each share of Hogan common stock.

Hogan is a leading provider of software and related services to the financial services industry.


                                     *****

The Continuum Company, Inc. is an international consulting and computer services firm based in Austin, Texas, serving the needs of the global financial services industry for computer software and services.




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